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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 10, 2002
                Date of Report (Date of earliest event reported)



                      OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                 001-12629                          36-4128138
(State or other
 jurisdiction               (Commission                         (IRS Employer
 of incorporation)           File Number)                   Identification No.)


         875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (312) 751-8833

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ITEM 5.       OTHER EVENTS

Mr. Andrew Zaro has resigned as a director of Olympic Cascade Financial Corporation effective April 10, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OLYMPIC CASCADE FINANCIAL CORPORATION


Date: April 12, 2002                     By: MARK GOLDWASSER
                                         ----------------------------
                                             Mark Goldwasser
                                             President and Chief Executive
                                             Officer